SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 10, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                0-28074                                       04-3130648
       (Commission File Number)                            (I.R.S. Employer
                                                          Identification No.)

            25 First Street
             Cambridge, MA                                      02141
 (Address of Principal Executive Offices)                    (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement

On February 10, 2006 (the "Effective Date"), the Sapient Corporation Board of Directors (the "Board") voted to revise the compensation paid to non-employee Directors for their service on the Board. This revision entails providing such Directors restricted stock units, rather than stock options, with respect to the equity-based component of non-employee Director compensation.

Each new non-employee Director elected to the Board is granted, upon his or her initial election, restricted stock units having an aggregate fair market value of $75,000, but in no event exceeding 12,500 units. Further, each non-employee Director who is re-elected at an annual meeting of the stockholders of Sapient Corporation receives restricted stock units having an aggregate fair market value of $40,000.

A chart depicting the new compensation arrangement for non-Employee Directors is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

       99.1. Sapient Corporation Board of Directors Compensation Chart, effective February 10, 2006



                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 16, 2006                  SAPIENT CORPORATION
                                         (Registrant)



                                         By: /s/ Kyle A. Bettigole
                                             -----------------------------------
                                         Corporate Counsel & Assistant Secretary